UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2006

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleServices, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2006, Golden Telecom, Inc. (the "Company" or "GTI") granted stock appreciation rights ("SARs") with respect to 10,000 shares of GTI common stock to Ilya Smirnov, Vice President, Acting General Counsel and Corporate Secretary and with respect to 5,000 shares of GTI common stock to Michael Wilson, Vice President, Corporate Controller and Principal Accounting Officer. The SARs awarded to Mr. Smirnov were granted pursuant to the EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan and the SARs awarded to Mr. Wilson were granted pursuant to the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan at a share price which shall be the lower of: (i) the average between the high and low sales price per share of GTI common stock on the grant date, or in case no such sale takes place on grant date, the last date on which a sale occurred, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ National Market; or (ii) the average closing sales price per share of GTI common stock for the fourteen trading days immediately preceding such date, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ National Market, which was $23.67 ("Granting Share Price"). Seventy-five percent of the SAR grant shall be subject to time vesting, one-third of which shall be and become vested and nonforfeitable on each of the first three anniversary dates from July 26, 2006, provided Mr. Smirnov and Mr. Wilson remain continuously employed by GTI or one of its subsidiaries or business units until each such relevant date. The Granting Share Price shall increase by five percent on each anniversary date after July 26, 2006 in association with the SARs that shall be and become vested and nonforfeitable on each such anniversary date. Twenty-five percent of the SARs granted are subject to performance vesting upon the Company’s common stock achieving a closing trading price of at least $50.00 per share for thirty consecutive days as determined in the sole discretion of the Company. If the Company’s Common Stock does not achieve a closing trading price of at least $50.00 per share for thirty consecutive days within three years of the date of grant, such portion of the SARs shall expire by its terms and shall not be exercisable.

The Amended Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan is incorporated herein by reference to Exhibit 10.1 to the Company's current report on Form 8-K dated December 12, 2005.

The Amended Form of the Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan is incorporated herein by reference to Exhibit 10.2 to the Company's current report on Form 8-K dated December 12, 2005.

The EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan is incorporated herein by reference to Exhibit 10.3 to the Company’s current report on Form 8-K dated November 22, 2005.

The Form of the Award Agreement under the EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan is incorporated herein by reference to Exhibit 10.4 to the Company's current report on Form 8-K dated November 22, 2005.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment to the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan. (Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K dated December 12, 2005).

10.2 Amended Form of Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan. (Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K dated December 12, 2005).

10.3 EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan. (Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K dated November 22, 2005).

10.4 Form of Award Agreement under the EDN Sovintel 2005 Stock Appreciation Bonus Rights Plan. (Incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K dated November 22, 2005).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

August 1, 2006	By:	/s/ Boris Svetlichny

Name: Boris Svetlichny
Title: Senior Vice President, Chief Financial Officer and Treasurer